AMSC Reports Second Quarter Fiscal 2018 Financial Results and Provides Business Outlook

Company to host conference call tomorrow, November 7 at 10:00 am ET

Ayer, MA – November 6, 2018 – AMSC (Nasdaq: AMSC), a global solutions provider serving wind and power grid industry leaders, today reported financial results for its second quarter of fiscal 2018 ended September 30, 2018.

Revenues for the second quarter of fiscal 2018 were $14.9 million, compared with $11.0 million for the same period of fiscal 2017. The year-over-year increase was driven by higher Grid segment revenues and higher Wind segment revenues versus the year ago period.

AMSC’s net income for the second quarter of fiscal 2018 was $22.6 million, or $1.11 per share, compared to a net loss of $7.3 million, or $0.38 per share, for the same period of fiscal 2017. The Company’s non-GAAP net loss for the second quarter of fiscal 2018 was $2.7 million, or $0.13 per share, compared with a non-GAAP net loss of $8.0 million, or $0.42 per share, in the same period of fiscal 2017. Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

Cash, cash equivalents and restricted cash on September 30, 2018 totaled $56.3 million, compared with $26.9 million at June 30, 2018. The cash balance as of the end of the second quarter of fiscal 2018 included $29.1 million of cash proceeds received from the first payment required under the settlement agreement with Sinovel. Operating cash flow in the second quarter, excluding the first payment from the Sinovel settlement, was $1.4 million. Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

“Our core operating business generated more than $1 million of operating cash flow. Both of our business segments delivered strong results in the second quarter of fiscal 2018,” said Daniel P. McGahn, Chairman, President and CEO, AMSC. “The new cost footprint of our Massachusetts facility along with the other cost reductions taken over the past 2 years have resulted in a stronger AMSC.”

AMSC Reports Q2FY18 Results	Page 2

Business Outlook
For the third quarter ending December 31, 2018, AMSC expects that its revenues will be in the range of $14 million to $16 million. The Company’s net loss for the third quarter of fiscal 2018 is expected not to exceed $6 million, or $0.29 per share. The Company's non-GAAP net loss (as defined below) is expected not to exceed $6.3 million, or $0.31 per share. The Company expects operating cash flow, exclusive of any legal fees and tax payments related the Sinovel Settlement, to be from break-even to a burn of $2 million in the third quarter of fiscal 2018. Please see below for a reconciliation of forecasted GAAP operating cash flow to non-GAAP operating cash flow. The Company expects cash, cash equivalents and restricted cash on December 31, 2018, to be no less than $51 million.

Conference Call Reminder
In conjunction with this announcement, AMSC management will participate in a conference call with investors beginning at 10:00 a.m. Eastern Time on Wednesday, November 7, 2018, to discuss the Company’s financial results and business outlook. Those who wish to listen to the live or archived conference call webcast should visit the “Investors” section of the Company’s website at http://www.amsc.com/investors. The live call also can be accessed by dialing (334) 323-0522 and using conference ID 1591386. A replay of the call may be accessed 3 hours following the call by dialing (888) 203-1112 and using conference ID 1591386.

About AMSC (Nasdaq: AMSC)
AMSC generates the ideas, technologies and solutions that meet the world’s demand for smarter, cleaner … better energy™. Through its Windtec™ Solutions, AMSC provides wind turbine electronic controls and systems, designs and engineering services that reduce the cost of wind energy. Through its Gridtec™ Solutions, AMSC provides the engineering planning services and advanced grid systems that optimize network reliability, efficiency and performance. The Company’s solutions are now powering gigawatts of renewable energy globally and are enhancing the performance and reliability of power networks in more than a dozen countries. Founded in 1987, AMSC is headquartered near Boston, Massachusetts with operations in Asia, Australia, Europe and North America. For more information, please visit www.amsc.com.

AMSC, Windtec, Gridtec, and Smarter, Cleaner … Better Energy are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks or service marks belong to their respective holders.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any statements in this release about our expected GAAP and non-GAAP financial results for the quarter ending December 31, 2018, our expected cash, cash equivalents and restricted cash balance on December 31, 2018, and other statements containing the words "believes," "anticipates," "plans," "expects," "will" and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management's current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to: A significant portion of our revenues are derived from a single customer, Inox, and we cannot predict if and how successful Inox will be in executing on SECI orders under the new central and state auction regime, and any failure by Inox to succeed under this regime, or any delay in Inox’s ability to deliver its wind turbines, could result in fewer ECS shipments to Inox; We have a history of operating losses and negative operating cash flows, which may continue in the future and require us to secure additional financing in the future; Our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; Our financial condition may have an adverse effect on our customer and supplier relationships; Lower prices for other fuel sources may reduce the demand for wind energy development, which could have a material adverse effect on our ability to grow our Wind business. Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; Our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; We rely upon third-party suppliers for the components and sub-assemblies of many of our Wind and Grid products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; Failure to achieve expected savings from the move of

AMSC Reports Q2FY18 Results	Page 3

our former Devens, Massachusetts manufacturing facility could adversely impact our financial performance; We may not realize all of the sales expected from our backlog of orders and contracts; Our success depends upon the commercial use of high temperature superconductor products, which is currently limited, and a widespread commercial market for our products may not develop; Growth of the wind energy market depends largely on the availability and size of government subsidies, economic incentives and legislative programs designed to support the growth of wind energy; Our contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government, and additional funding of such contracts may not be approved by the U.S. Congress; Tax reform in the U.S. may negatively affect our operating results; We have operations in and depend on sales in emerging markets, including India, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these markets; Our business and operations would be adversely impacted in the event of a failure or security breach of our information technology infrastructure; If we fail to maintain proper and effective internal control over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; We face risks related to our intellectual property; We face risks related to our legal proceedings; We face risks relating to our settlement with Sinovel; and the important factors discussed under the caption "Risk Factors" in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2018, Part II. Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, and our other reports filed with the SEC. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMSC Reports Q2FY18 Results	Page 4

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2018	2017	2018	2017
Revenues
Wind	$7,307	$5,554	$10,985	$7,831
Grid	7,569	5,495	16,498	12,140
Total revenues	14,876	11,049	27,483	19,971

Cost of revenues	11,252	10,777	19,966	24,186

Gross margin	3,624	272	7,517	(4,215)

Operating expenses:
Research and development	2,264	2,951	5,103	5,667
Selling, general and administrative	5,175	5,339	10,961	11,477
Amortization of acquisition-related intangibles	85	—	170	13
Change in fair value of contingent consideration	—	(201)	—	(201)
Restructuring	93	(12)	403	1,328
(Gain) on Sinovel settlement, net	(28,720)	—	(28,720)	—
Total operating (income) expenses	(21,103)	8,077	(12,083)	18,284

Operating income (loss)	24,727	(7,805)	19,600	(22,499)

Change in fair value of warrants	282	144	(182)	1,069
Gain on sale of minority interest	—	951	—	951
Interest income, net	232	54	433	45
Other income (expense), net	325	(796)	934	(2,170)
Income (loss) before income tax (benefit) expense	25,566	(7,452)	20,785	(22,604)

Income tax expense (benefit)	3,008	(171)	2,964	(71)

Net income (loss)	$22,558	$(7,281)	$17,821	$(22,533)

Net loss per common share
Basic	$1.11	$(0.38)	$0.88	$(1.26)
Diluted	$1.10	$(0.38)	$0.87	$(1.26)

Weighted average number of common shares outstanding
Basic	20,313	19,060	20,240	17,925
Diluted	20,581	19,060	20,560	17,925

AMSC Reports Q2FY18 Results	Page 5

UNAUDITED CONSOLIDATED BALANCE SHEET
(In thousands, except per share data)

	September 30, 2018	March 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$56,169	$34,084
Accounts receivable, net	7,622	7,365
Inventory	16,235	19,780
Note receivable, current portion	3,000	3,000
Prepaid expenses and other current assets	3,339	2,947
Total current assets	86,365	67,176

Property, plant and equipment, net	10,582	12,513
Intangibles, net	3,060	3,230
Note receivable, long term portion, net of discount of $224 as of September 30, 2018 and net of discount of $336 and deferred gain of $105 as of March 31, 2018	2,776	2,559
Goodwill	1,719	1,719
Restricted cash	165	165
Deferred tax assets	506	542
Other assets	332	271
Total assets	$105,505	$88,175

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$15,304	$12,625
Derivative liabilities	1,399	1,217
Deferred revenue, current portion	10,057	13,483
Total current liabilities	26,760	27,325

Deferred revenue, long term portion	7,891	8,454
Deferred tax liabilities	110	110
Other liabilities	98	57
Total liabilities	34,859	35,946

Stockholders' equity:
Common stock	216	211
Additional paid-in capital	1,042,962	1,041,113
Treasury stock	(2,042)	(1,645)
Accumulated other comprehensive (loss) income	(11)	883
Accumulated deficit	(970,479)	(988,333)
Total stockholders' equity	70,646	52,229
Total liabilities and stockholders' equity	$105,505	$88,175

AMSC Reports Q2FY18 Results	Page 6

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Six Months Ended September 30,
	2018	2017
Cash flows from operating activities:
Net income (loss)	$17,821	$(22,533)
Adjustments to reconcile net income (loss) to net cash used in operations:
Depreciation and amortization	2,307	7,682
Stock-based compensation expense	1,610	1,232
Provision for excess and obsolete inventory	514	351
(Gain) on sale of minority interest	—	(951)
Change in fair value of warrants	182	(1,270)
Non-cash interest (income) expense	(112)	19
Other non-cash items	(727)	(97)
Changes in operating asset and liability accounts:
Accounts receivable	(279)	124
Inventory	1,278	1,354
Prepaid expenses and other current assets	(572)	85
Accounts payable and accrued expenses	2,166	(770)
Deferred revenue	(593)	1,235
Net cash provided by/(used in) operating activities	23,595	(13,539)

Cash flows from investing activities:
Net cash provided by/(used in) investing activities	(411)	484

Cash flows from financing activities:
Net cash provided by/(used in) financing activities	(325)	15,188

Effect of exchange rate changes on cash	(774)	608

Net increase in cash, cash equivalents and restricted cash	22,085	2,741
Cash, cash equivalents and restricted cash at beginning of period	34,249	27,744
Cash, cash equivalents and restricted cash at end of period	$56,334	$30,485

AMSC Reports Q2FY18 Results	Page 7

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET LOSS
(In thousands, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2018	2017	2018	2017
Net income (loss)	$22,558	$(7,281)	$17,821	$(22,533)
Sale of minority investments	—	(951)	—	(951)
Stock-based compensation	825	478	1,610	1,232
(Gain) on Sinovel settlement, net	(28,720)	—	(28,720)	—
Amortization of acquisition-related intangibles	85	—	170	13
Change in fair value of warrants and contingent consideration	(282)	(346)	182	(1,270)
Non-cash interest expense	—	—	—	19
Tax effect of adjustments	2,829	114	2,829	123
Non-GAAP net loss	$(2,705)	$(7,986)	$(6,108)	$(23,367)

Non-GAAP net loss per share - basic	$(0.13)	$(0.42)	$(0.30)	$(1.30)
Non-GAAP net loss per share - diluted	$(0.13)	$(0.42)	$(0.30)	$(1.30)
Weighted average shares outstanding - basic	20,313	19,060	20,240	17,925
Weighted average shares outstanding - diluted	20,313	19,060	20,240	17,925

RECONCILIATION OF GAAP OPERATING CASH FLOW TO NON-GAAP OPERATING CASH FLOW
(In thousands)

Three months ending
September 30, 2018
Operating cash flow	$30,481
Sinovel settlement (net of legal fees and expenses)	(30,336)
Tax effect of adjustments	1,247
Non-GAAP operating cash flow	$1,392

Reconciliation of Forecast GAAP Net Loss to Non-GAAP Net Loss
(In millions, except per share data)

Three months ending
December 31, 2018
Net loss	$(6)
Stock-based compensation	1
Amortization of acquisition-related intangibles	—
(Gain) on Sinovel settlement, net	(1)
Tax effect of adjustments	—
Non-GAAP net loss	$(6)
Non-GAAP net loss per share	$0.31
Shares outstanding	21

AMSC Reports Q2FY18 Results	Page 8

Reconciliation of Forecast GAAP Operating Cash Flow to Non-GAAP Operating Cash Flow
(In millions)

Three months ending
December 31, 2018
Operating cash flow	$(5)
Sinovel settlement (net of legal fees and expenses)	2
Tax effect of adjustments	1
Non-GAAP operating cash flow	$(2)

Note: Non-GAAP net loss is defined by the Company as net income (loss) before; sale of minority investment; stock-based compensation; amortization of acquisition-related intangibles; change in fair value of warrants and contingent consideration; non-cash interest expense; Gain on Sinovel settlement; tax effect of adjustments; and other unusual charges or items. The Company believes non-GAAP net loss assists management and investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding these non-cash, non-recurring or other charges that it does not believe are indicative of its core operating performance. The Company is not able to provide the change in fair value of warrants on a forward-looking basis without unreasonable efforts because the calculation for that change is primarily driven by the closing price and volatility of the Company's stock at the end of each fiscal quarter, which cannot be reasonably estimated at this time, and therefore the Company's non-GAAP net loss guidance does not include the impact from any change in fair value of warrants. Actual non-GAAP net loss for the fiscal quarter ending December 31, 2018, including the above adjustments, may differ materially from those forecasted in the table above.
Non-GAAP operating cash flow is defined by the Company as operating cash flow before: Sinovel settlement (net of legal fees and expenses); tax effect of adjustments; and other unusual cash flows or items. The Company believes non-GAAP operating cash flow assists management and investors in comparing the Company’s operating cash flow across reporting periods on a consistent basis by excluding these non-recurring cash items that it does not believe are indicative of its core operating cash flow. Actual non-GAAP operating cash flow for the fiscal quarter ending December 31, 2018, including the above adjustments, may differ materially from that forecasted in the table above.

Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures included in this release, however, should be considered in addition to, and not as a substitute for or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP net loss is set forth in the table above.

AMSC Contacts
Investor Relations Contact:
LHA Investor Relations
Sanjay M. Hurry
(212) 838-3777
amscIR@lhai.com

Public Relations Contact:
RooneyPartners LLC
Bob Cavosi
646-638-9891
rcavosi@rooneyco.com

AMSC Communications Manager:
Nicol Golez
Phone: 978-399-8344
Email: Nicol.Golez@amsc.com